                                                                   Exhibit 10.14







                            FAX INTERNATIONAL, INC.

                            STOCKHOLDERS AGREEMENT

                          Dated as of April 10, 1995

                               Table of Contents

                                                                                                               Page
1.       Definitions.......................................................................................       1

2.       Board of Directors................................................................................       4
         (a)      Voting Agreement.........................................................................       4
         (b)      Number of Directors......................................................................       4
                  (c)      Composition of the Board........................................................       4
         (d)      Special Provision Regarding Decrease in Size of Board....................................       4
         (e)      Special Provision Regarding Ranalli's Death..............................................       5
                  (f)      Certain Board Action Concerning Officerships....................................       5
                  (g)      Certain Board Action Concerning Options.........................................       5
                  (h)      General Board Action............................................................       5

3.       Voting Agreement..................................................................................       5

4.       Transfers of Stock................................................................................       6
         (a)      Certain Transfers Restricted.............................................................       6
                  (b)      Fixed Price Call by ST Global...................................................       6
                  (c)      Five Year Call by ST Global.....................................................       8

5.       Consequences if ST Global Does Not Elect to Effect the Five Year Closing or the Fixed
         Price Closing.....................................................................................      10
         (a)      Right to Sell the Company................................................................      10
         (b)      If Company Is Not Sold, Stockholders May Exercise Registration Rights for
                  IPO......................................................................................      11
         (c)      Cooperation..............................................................................      11

6.       New Parties.......................................................................................      12

7.       Specific Enforcement..............................................................................      12

8.       Termination.......................................................................................      12

9.       Miscellaneous.....................................................................................      13
         (a)      Severability.............................................................................      13
         (b)      Right to Compete.........................................................................      13
         (c)      Further Assurances.......................................................................      13
         (d)      Actions Contrary to Agreement............................................................      13
         (e)      Entire Agreement.........................................................................      13
         (f)      Amendment: Waiver........................................................................      13
         (g)      Successors and Assigns...................................................................      13
         (h)      Filing and Inspection....................................................................      14
         (i)      Legend on Each Certificate...............................................................      14
         (j)      Notices..................................................................................      14
         (k)      Headings.................................................................................      14
         (l)      Terms....................................................................................      14



         (m)      Governing Law............................................................................      14
         (n)      Counterparts.............................................................................      15

                            FAX INTERNATIONAL, INC.

                            STOCKHOLDERS AGREEMENT
                            ----------------------


          The parties to this Agreement, dated as of April 10, 1995, are Fax International, Inc., a Delaware corporation (the "Company"), the undersigned
                                                  -------
stockholders of the Company, and each person or entity who subsequently becomes a party hereto pursuant to Section 4(a) or Section 6 hereof (each undersigned stockholder and each such person or entity is referred to individually as a "Stockholder" and collectively as the "Stockholders").
 -----------                           ------------


                               Recitals of Fact
                               ----------------

          The Stockholders, who collectively own more than fifty percent (50%) of the capital stock (the "Stock") of the Company (measured on a fully converted
                           -----
basis), wish to (a) provide for the continuity of management of the Company, (b) avoid dissension among themselves, (c) make certain arrangements relating to the transfer of the shares of capital stock or the business of the Company under
--------
certain circumstances, and (d) otherwise make provision for the future management and direction of the Company.

          The parties accordingly agree as follows:

          1.       Definitions.  For all purposes of this Agreement and the
                   -----------
Exhibits annexed hereto, unless the context otherwise requires, the following terms shall have the meanings set forth below:

          Agreement. This Stockholders Agreement, including the Exhibits,
          ---------
General Instruments of Adherence, and Special Instruments of Adherence annexed hereto, as amended and in effect from time to time.

          Amended and Restated Registration Rights Agreement.  See Section
          --------------------------------------------------
4(a)(i) hereof.

          Board.  The Board of Directors of the Company, as it may be
          -----
constituted at any time and from time to time.

          Call Fixed Price Per Share.                           adjusted as
          --------------------------
appropriate to reflect any stock splits, stock dividends, stock combinations, or similar transactions affecting the Common Stock and effected after the date hereof.

          Call Adjusted Fixed Price Per Share.  As to any ex-employee
          -----------------------------------
Stockholder with respect to Common Stock acquired by him upon exercise of an Option, an amount equal to .


          Common Stock. The Common Stock, par value U.S.$0.01 per share, of the
          ------------
Company. Any reference to numbers of shares of Common Stock (or to ownership of Common Stock) shall, unless specifically noted otherwise, refer to numbers of shares (or ownership) on the basis that all Convertible Preferred Stock has been converted, and shall be adjusted as appropriate to reflect any stock splits, stock dividends, stock combinations, or similar transactions effected after the date hereof.

          Company.  See the Preamble to this Agreement.
          -------

          Conversion Ratio. As to any share of Convertible Preferred Stock, the
          ----------------
number of shares of Common Stock into which such Convertible Preferred Stock may
                    ------
be converted in accordance with its terms at the applicable time of reference.

          Convertible Preferred Stock.  The shares of preferred Stock of the
          ---------------------------
Company that are convertible into Common Stock.

          Director.  A member of the Board at the applicable time of reference.
          --------

          Ex-Employee Adjustment Fraction. As to any ex-employee Stockholder, a
          -------------------------------
fraction (but not less than zero) equal to the fraction of the period described in the following sentence in which such ex- employee Stockholder was an employee of the Company (except as specifically set forth in this paragraph, regardless of how or why the termination of such ex-employee's employment occurred, and whether voluntary or involuntary, and whether with or without cause). For this purpose, the relevant period shall be the period commencing on the date of this Agreement and ending on the fifth (5th) anniversary of the date of this Agreement. Notwithstanding the foregoing, if the ex-employee Stockholder's employment terminates by reason of his or her death, the Ex-Employee Adjustment Fraction as to that ex-employee Stockholder shall be one (1.00).

          Five Year Closing.  The consummation of the transactions described in
          -----------------
Sections 4(c)(i) through (iv), inclusive.

          Five Year Price Per Share.  See Section 4(c).
          -------------------------

          Five Year Adjusted Price Per Share.  As to any ex-employee Stockholder
          ----------------------------------
with respect to Common Stock acquired by him upon exercise of an Option, an amount equal to (a) .


          Fixed Price Closing.  The consummation of the transactions described
          -------------------
in Sections 4(b)(i) through (v), inclusive.

          GCL. The General Corporation Law of the State of Delaware, as amended
          ---
and in effect from time to time (it being understood that any reference to a Section of the GCL shall include any reference to any successor section or other provision).

          General Instrument of Adherence.  See Section 4(a)(i).
          -------------------------------

          Holder.  A holder of Common Stock or Convertible Preferred Stock.
          ------

          Legal Representative.  The executor, administrator, or other legal
          --------------------
representative of the estate of a deceased Stockholder.

          Option.  Any option or warrant exercisable to purchase Common Stock.
          ------

          Ranalli.  Douglas J. Ranalli.
          -------

          Related Person.
          --------------

               (a) With respect to a corporation, partnership, limited liability company, or other similar business association, any person or entity other than the Company directly or indirectly controlling, controlled by, or under common control with such entity.

               (b) With respect to an individual, (i) any of such individual's issue, spouse, parents, and parents-in-law, (ii) any trust settled or established principally for the benefit of such individual, his spouse, and/or any or all of his issue, (iii) the Legal Representative of such individual or any of his issue, and (iv) the conservator or other representative of such an individual who is determined by a court of applicable jurisdiction (which determination has either not been appealed or is not subject to any further appeal) to be incompetent.

               (c) With respect to a trust, the settlor and the beneficiaries thereof.

               (d) With respect to the estate of a deceased Stockholder, such Stockholder's legal Representative and legatees and heirs who are issue of such deceased Stockholder or that are trusts established principally for the benefit of any or all of such issue.

          Series D Stock.  The Series D Convertible Preferred Stock of the
          --------------
Company, par value U.S.$1.00 per share.

          Special Instrument of Adherence.  A Special Instrument of Adherence
          -------------------------------
in the form of Exhibit A-2 attached hereto.
               ------- ---

          ST Global. SingTel Global Services Pte. Ltd., a Singapore corporation.
          ---------

          ST Global Non-Purchase.  See Section 5.
          ----------------------

          Start Date.  See Section 4(c).
          ----------

          Stockholder.  See the Preamble to this Agreement.
          -----------

          Stock.  See the Preamble to this Agreement.
          -----

          Stock Purchase Agreement. The Series G Convertible Preferred Stock
          ------------------------
Purchase Agreement dated as of the date hereof between the Company and certain purchasers named therein (including ST Global and/or certain Related Persons of ST Global).

          Subject Stockholder. Each Stockholder other than (a) ST Global and its
          -------------------
Related Persons and (b) any Stockholder who is a Stockholder solely by reason of his or its execution of a Special Instrument of Adherence, including in each case without limitation all permitted transferees of such Stockholders under
                                      -----------
Section 4(a) in respect of the Stock transferred to them by such Stockholders under such subsection.

          Third Party Agreement:  See Section 5(a).
          ---------------------

          Transfer.  See Section 4(a)(i) hereof.
          --------

          2.       Board of Directors.
                   ------------------

                   (a)   Voting Agreement. Each Stockholder hereby irrevocably
                         ----------------
agrees that, during the term hereof, such Stockholder will take all action that may at any time and from time to time be necessary or appropriate, including without limitation voting his or its shares of Stock, without delay and at any duly called special meeting of the shareholders or by written consent vote under
Section 228 of the GCL, in order to maintain in effect the arrangements set forth in this Section 2.

                   (b)   Number of Directors. At all times while (i) the holders
                         -------------------
of the Series D Stock are entitled to elect a Director, and (ii) such holders have duly elected such a Director under the GCL and such Director is then serving in such capacity, the number of Directors shall be seven (7). At all other times the number of Directors shall be five (5).

                   (c)   Composition of the Board. The Board shall be composed
                         ------------------------
of members nominated from time to time in the following manner; provided, that
                                                                --------
any Director nominated in accordance with this subsection may be removed only by the Stockholder(s) who nominated him, and any vacancy in the Board shall be filled by a nominee nominated in the same manner as this predecessor:

                         (i) Ranalli shall have the right to nominate two (2) Directors;

                         (ii) For so long as it (together with its Related Persons) owns at least six million (6,000,000) shares of Common Stock, ST Global shall have the right to nominate two (2) Directors if the number of Directors is then set at five (5) in accordance with subsection (b), and ST Global shall have the right to nominate three
         (3) Directors if the number of Directors is then set at seven (7) in accordance with subsection (b);

                         (iii) For so long as it (together with its Related Persons) owns at least one million (1,000,000) shares of Common Stock but less than six million (6,000,000) shares of Common Stock, ST Global shall have the right to nominate one Director;

                         (iv) The holders of Series D Stock, in their capacity as such (but excluding ST Global and its Related Persons, which shall not have the right to vote any Series D Stock for such purpose if they hold such Series D Stock at the relevant time), shall be entitled to nominate one (1) Director; and

                         (v) The Stockholders, other than (A) the holders of Series D Stock, in their capacity as such, but including any such holders with respect to any Stock other than the Series D Stock owned by them, and (B) each Stockholder entitled (at the relevant time) to nominate a director under clauses (i) through (iii), and (C) each Stockholder that is a Related Person to any Stockholder entitled (at the relevant time) to nominate a director under clauses (i) through
         (iii), and (D) each employee or ex-employee of the Company shall be entitled to nominate one (1) Director; provided, that if the
                                                --------
         Stockholders described in this clause at any time and from time to time collectively own less than One Million (1,000,000) shares of Common Stock and ST Global owns at least One Million (1,000,000) shares of Common Stock, ST Global shall at such time have the right to nominate the Director that such Stockholders would otherwise have the right to nominate under this clause.

                   (d)   Special Provision Regarding Decrease in Size of Board.
                         -----------------------------------------------------
If the number of Directors determined in accordance with subsection (b) shall decrease at any time and from time to time from seven (7) to five (5), and if at that time there are serving Directors nominated by ST Global under clause (c)(h) above, ST Global shall procure promptly the resignation of one of the Directors so nominated by it.

        (e)    Special Provision Regarding Ranalli's Death. If Ranalli should
               -------------------------------------------
die during the term hereof, and if at any time and from time to time thereafter ST Global and its Related Persons collectively own more than fifty percent (50%) of the Common Stock, and if at the applicable time ST Global does not already have the right to nominate at least one-half (1/2) of the Directors, the number of Directors determined in accordance with subsection (b) shall at such time be increased by one (1) and ST Global shall have the right to nominate such additional Director. Under such circumstances the provisions of subsections (b) through (d) above shall be adjusted as necessary in order to give effect to the foregoing.

        (f)    Certain Board Action Concerning Officerships. Each Stockholder
               --------------------------------------------
agrees to instruct the Director or Directors nominated by it (in whole or in part), at any time and from time to time after the fifth (5th) anniversary of the date of this Agreement (or in the event of the termination of the Employment Agreement between Ranalli and the Company dated as of the date hereof under
Section 3(b) or 3(c) thereof), to vote in favor of the appointment of such person or persons to the positions of President and/or Chief Executive Officer as may be selected by vote of a majority in interest of the Stockholders, and to take all other action that may be necessary or appropriate to give effect to such appointments. ST Global acknowledges that it intends throughout the term of the Employment Agreement to seek to designate Ranalli as President and Chief Executive Officer unless ST Global is dissatisfied with Ranalli's performance of his responsibilities as President and Chief Executive Officer.

        (g)    Certain Board Action Concerning Options. Each Stockholder agrees
               ---------------------------------------
to instruct the Director or Directors nominated by it (in whole or in part) not to vote in favor of (i) granting any Options that could by their terms first become exercisable, in whole or in part, after the fifth (5th) anniversary of the date of this Agreement, or (ii) granting any "long term retention plan" options to Company employees, other than those "long term retention plan" options presently contemplated to be granted to Company employees through December 31, 1994. The parties hereto agree that the Stockholders or the Board may, in their discretion, at any time and from time to time modify the agreement set forth in this subsection in the manner set forth in Section 9(f) or by vote of two-thirds (2/3) of the Board, respectively, if they deem that modification to be appropriate and in the best interest of the Company.

        (h)    General Board Action. It is agreed and understood that each
               --------------------
Stockholder shall instruct and advise the Directors nominated by it under this Agreement that at all times in considering and voting on an annual budget, any amendment thereto, financing activities, or any other matter, they shall vote and otherwise act in a manner that in their best judgment is intended to maximize the long-term value of the Company.

   3.   Voting Agreement. Each Stockholder hereby agrees that during the term of
        ----------------
this Agreement, at any meeting of the stockholders of the Company, whether regular or special or otherwise (and in any action adopted by written consent of the stockholders under Section 228 of the GCL, on all matters to be voted on by the holders of Common Stock of the Company (including for this purpose all matters in which the holders of Common Stock and Convertible Preferred Stock vote as a single class), it and its Related Persons shall not vote in any manner that would derogate from the effect of or be inconsistent with the agreements and intentions of the parties set forth herein and in Sections 7.4 and 7.6 of the Stock Purchase Agreement.

   4.   Transfers of Stock.
        ------------------

        (a)    Certain Transfers Restricted.
               ----------------------------

               (i) Except pursuant to transactions contemplated by Sections 4(b), 4(c), or 5, or pursuant to the exercise of registration rights under the Amended and Restated Registration Rights Agreement dated as of the date hereof between the Company and certain of the Holders (the "Amended and
                                                               -----------
   Restated Registration Rights Agreement"), no Subject Stockholder shall,
   --------------------------------------
   during the term of this Agreement, make any sale, assignment, exchange, encumbrance, pledge, transfer, distribution, appointment, bequest, or other disposition, including, without limitation, any transaction or event that changes the identity of the Subject Stockholder for purposes of Section 1361(d) of the Code ("Transfer"), of any shares of Stock (or Options) or any interest in any shares of Stock (or Options) owned by such Subject Stockholder, unless in any such case such transferee, if not already a
                ------
   Subject Stockholder, shall, as a condition precedent to any such Transfer, become a party to this Agreement by delivering to the Company an appropriately completed and duly executed General Instrument of Adherence in substantially the form of Exhibit A-1 (a "General Instrument of Adherence")
                             -----------     -------------------------------
   annexed hereto, which executed General Instrument of Adherence shall be countersigned by the Company and shall become a part of this Agreement upon its delivery to the Company.

               (ii) In addition to, and not in limitation of, the restrictions in paragraph (i) above, Ranalli shall not Transfer any of such person's Stock (or Options) (except by reason of the laws of descent or distribution) during the term of this Agreement. Notwithstanding the foregoing, the limitations of this Section 4(a) shall not apply, in any event, to Transfers of Stock by Ranalli during the term of this Agreement in an amount of up to a cumulative aggregate of two hundred ninety thousand (290,000) shares of Common Stock to any Related Person of Ranalli if in any such case the transferee, if not already a Subject Stockholder, becomes (as a condition precedent to any such Transfer) a party to this Agreement by delivering to the Company an appropriately completed and duly executed General Instrument of Adherence, which executed General Instrument of Adherence shall be countersigned by the Company and shall become a part of this Agreement upon its delivery to the Company.

               (iii) the limitations of this Section 4(a) shall not apply to any Subject Stockholder after such time as ST Global or any Related Person of ST Global has sold any of its Stock in an initial public offering of the Company's Common Stock, or in a subsequent public offering of the Company's Common Stock, or subsequent to such initial public offering pursuant to any exemption to the registration requirements of the Securities Act of 1933, as amended.

               (iv) The Company shall not recognize any purported Transfer of Stock (or Options) made in violation of this subsection (a), and in the event of such a purported Transfer the record holder shall for all purposes be treated as and remain the shareholder in the Company.

        (b)    Fixed Price Call by ST Global.  At any time prior to the
               -----------------------------

   5.   Consequences if ST Global Does Not Elect to Effect the Five Year Closing
        ------------------------------------------------------------------------
or the Fixed Price Closing. If ST Global does not timely exercise its right to
--------------------------
effect either the Five Year Closing or the Fixed Price Closing (or shall fail to consummate such transactions in the manner described herein due to breach by ST Global (an "ST Global NonPurchase")), then the following provisions shall apply:
            ---------------------

        (a)    Right to Sell the Company.
               -------------------------

               (i)

               (iv)   Special Provision Concerning External Costs. It is agreed
                      -------------------------------------------
   and understood that it is the parties' intent that selling Stockholders (and not any remaining Stockholders) ultimately bear the Company's travel, legal,
           ---------
   investment bankers, and other external expenses (including reimbursements of such expenses incurred by Ranalli) associated with Ranalli's attempt to effect a transaction under this Section 5(a).

        (b)    If Company Is Not Sold, Stockholders May Exercise Registration
               --------------------------------------------------------------
Rights for IPO. After Ranalli's right to attempt to effect a sale of the Company
--------------
pursuant to Section 5 terminates, ST Global and/or Ranalli may exercise their respective registration rights for an initial public offering, or management of the Company may determine to attempt to effect an initial public offering in any event.

        (c)    Cooperation.
               -----------

               (i) Each Stockholder hereby agrees to take such reasonable actions as may be necessary or appropriate to permit Ranalli to attempt to effect (and to support Ranalli in effecting) a third-party sale in accordance with the provisions of Section 5(a) or to give effect to the provisions of
   Section 5(b) (including, without limitation, (A) providing at the Company's expense reasonable cooperation and assistance in connection with any customary third party or underwriters' due diligence process involving the Company, and (B) voting its Stock in favor of, not dissenting from, and instructing the Directors nominated by it hereunder (in whole or in part) to vote in favor of any merger, consolidation, or other sale transaction consistent with this subsection approved by a majority of the Directors not nominated by it hereunder).

               (ii) ST Global further agrees that, for a period commencing on the fifth (5th) anniversary of the date hereof and ending upon termination of Ranalli's right to attempt to effect a sale of the Company pursuant to
   Section 5(a), neither ST Global nor any Related Person to ST Global will exercise its right to demand registration of its Common Stock under Section 2 of the Amended and Restated Registration Rights Agreement (and any pending registration under such section pursuant to such a demand registration election by ST Global and/or its Related Persons shall be suspended during any such period).

               (iii) Ranalli agrees that he will, and will instruct and advise the Directors nominated by him under this agreement to, vote and otherwise act in a manner that in his or their best judgment is intended to maximize the long-term value of the Company, both before and during the period in which Ranalli has the right to attempt to effect a sale of the Company. Ranalli also agrees not to participate as a stockholder in any request for registration under the Amended and Restated Registration Rights Agreement during any period in which he is not permitted to Transfer any Stock under
   Section 4(a).

   6.   New Parties. Any stockholder of the Company and any holder of an Option
        -----------
may become a Stockholder party to this Agreement by executing a General Instrument of Adherence, which executed General Instrument of Adherence shall be countersigned by the Company and shall become a part of this Agreement upon its delivery to the Company. Any stockholder of the Company and any holder of an Option may become a Stockholder party to this Agreement except for Section 4
                                                        ----------
hereof by executing a

Special Instrument of Adherence, which executed Special Instrument of Adherence shall be countersigned by the Company and shall become a part of this Agreement upon its delivery to the Company.

   7.   Specific Enforcement. The Stockholders and the Company intend that the
        --------------------
provisions of this Agreement shall be specifically enforceable. Each Stockholder and the Company hereby acknowledges that any breach of such provisions would cause irreparable injury for which there would be no adequate remedy at law, and each Stockholder and the Company hereby irrevocably waives any defense to specific performance based on the adequacy of a remedy at law.

   8.   Termination. This Agreement shall terminate upon the earliest to occur
        -----------
of any of the following events:

        (a)    the occurrence of the Fixed Price Closing;

        (b)    the occurrence of the Five Year Closing;

        (c) the consummation of a sale of the Company to ST Global or a third party pursuant to Sections 5(a);

        (d) the termination of Ranalli's right to attempt to effect a sale of the Company pursuant to Section 5(a);

        (e) the consummation of a primary initial public offering at any time if such primary initial public offering is approved by unanimous vote of the Board and is effected other than pursuant to the exercise of demand registration rights under the Amended and Restated Registration Rights Agreement;

        (f) at ST Global's option (exercised by written notice to the Company), at any time that the Stockholders other than ST Global (and its Related Persons) own in the aggregate less than one million (1,000,000) shares of Common Stock; or

        (g) the bankruptcy, receivership, liquidation, or dissolution of the Company.

   9.   Miscellaneous.
        -------------

        (a)    Severability. In the event any provision of this Agreement shall
               ------------
be determined in any circumstances to be invalid or unenforceable, such determination shall not affect or impair any other provision of this Agreement or the enforcement of such provision in other appropriate circumstances, and the remainder of the Agreement and of such provision shall be given effect, to the greatest extent lawful, so as to carry out the intention of the parties as manifested hereby.

        (b)    Right to Compete. Nothing in this Agreement shall limit ST
               ----------------
Global's right to pursue any business or investment with respect to providing facsimile transmission services to or from any country or any other business or investment, whether or not in competition with the Company.

        (c)    Further Assurances. Each of the parties shall, without further
               ------------------
consideration, execute and deliver to any other party hereto such other instruments, and shall take such other action, as such other party may reasonably request to carry out the transactions and arrangements contemplated by this Agreement.

        (d)    Actions Contrary to Agreement. Each Stockholder covenants and
               -----------------------------
agrees that he or it will not take, and will not provide any assistance to any person taking, any actions that would have the effect of interfering with the accomplishment of the purposes of this Agreement.

        (e)    Entire Agreement. The parties hereto acknowledge that this
               ----------------
Agreement, together with the Exhibits hereto and Instruments of Adherence delivered hereunder, contains the entire agreement and understanding among the parties with respect to the subject matter hereof, and supersedes any and all prior agreements or understandings among the parties on such subject matter.

        (f)    Amendment: Waiver. Except as otherwise expressly provided herein,
               -----------------
this Agreement may be amended (and any provision herein may be waived) only by a written instrument executed in one or more counterparts by the Company, Ranalli, ST Global, and a majority in interest (measured by ownership of Common Stock) of the Stockholders other than ST Global, Ranalli, and their respective Related Persons (provided, that any Stockholder who is a Stockholder solely by reason of his or its execution of a Special Instrument of Adherence shall not be treated as a Stockholder for purposes of any amendment or waiver of all or after portion of Section 4 hereof). No consent to or waiver of any breach or default in the performance of any obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations hereunder. Failure on the part of any party to complain of any act or failure to act of any other party or to declare any party in default, irrespective of the duration of such failures, shall not constitute a waiver of rights hereunder.

        (g)    Successors and Assigns. This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the parties hereto, their heirs, Legal Representatives, successors and permitted assigns, and, in the case of the Company, any successor corporation or corporations with or into which the Company may be consolidated or merged. Subject to Section 4(a), ST Global may assign its rights and obligations under this Agreement to any Related Person. Any right of Ranalli hereunder shall, in the event of his death or disability (as disability is defined for purposes of the Employment Agreement between Ranalli and the Company dated as of the date hereof), inure to the benefit of his heirs, successors, Legal Representatives, or administrators, as applicable.

        (h)    Filing and Inspection. A counterpart of this Agreement shall be
               ---------------------
deposited with the Company at its principal place of business (currently in Burlington, Massachusetts), and shall be open for inspection by any owner or holder of Stock, in person or by agent or attorney, during regular business hours.

        (i)    Legend on Each Certificate. Each certificate representing shares
               --------------------------
of Stock held by a Stockholder shall bear a legend substantially as follows:

   The shares of stock evidenced by this Certificate are subject to restrictions on the voting and the sale, assignment pledge, hypothecation or other transfer, disposition or encumbrance thereof pursuant to an agreement dated as of April 10, 1995, by and among certain Stockholders of Fax International, Inc. (the "Company") and the Company. The Company will furnish a copy of such agreement to the holder of this Certificate, without charge, upon written request therefor. By accepting the shares of stock evidenced by this Certificate, the holder agrees to be bound by said agreement.

        (j)    Notices. Any notice or communication required or permitted to be
               -------
given pursuant to this Agreement shall be deemed to have been duly and sufficiently given for all purposes if in writing and delivered personally to the party or to an officer, trustee or other representative of the party to whom such notice is directed (limited, in the case of the Company, to its President) or if sent by facsimile confirmed by one of the other methods of giving notice hereunder, or if sent, postage prepaid, by reputable courier service (e.g., Federal Express), or for domestic delivery only
                           ----
if sent by certified or registered mail, postage and registration prepaid, return receipt requested, and in any case if intended for a Stockholder, addressed to such Stockholder at his last residence address as reflected on the records of the Company, and if intended for the Company, addressed to it at its main office in Burlington, Massachusetts, attention: President, or addressed to either party at such other address as such party may designate to the other party hereto by a notice complying with the requirements of this Section (j). Any such notice shall be deemed to have been given on the date on which the same was delivered.

        (k)    Headings. The headings of sections and subsections of this
               --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement or to affect the meaning of any of its provisions.

        (l)    Terms. Any reference herein to any gender or number shall not,
               -----
unless the context otherwise requires, affect the construction hereof and the same shall be interchangeable with any other gender or number, as the case may be.

        (m)    Governing Law. This Agreement and the rights and obligations of
               -------------
the parties hereunder shall be construed, interpreted and determined in accordance with the internal substantive laws of the State of Delaware. THE PARTIES HEREBY IRREVOCABLY WAIVE ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. The parties agree that neither party shall be liable hereunder for any special, indirect, consequential, or incidental damages, including, without limitation, damages for lost profits or business.

        (n)    Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, this Agreement has been executed by the Company, by its duly authorized officer, and by each of the Stockholders parties hereto as of the date first above written.

Company:
-------

FAX INTERNATIONAL, INC.



By:    /s/ Douglas J. Ranalli
       -----------------------------
Name:  Douglas J. Ranalli
Title: President

                                            Individual Stockholder:
                                            ----------------------

                                            /s/ Douglas J. Ranalli
                                            ------------------------------------
                                            Douglas J. Ranalli



                                            Other Stockholder:
                                            ------------------

                                            SingTel Global Services Pte.  Ltd.


                                            By: /s/ Sin Hang Boon
                                               ---------------------------------
                                               Sin Hang Boon
                                               Director

                                            Numerous other Stockholders

                                                                     EXHIBIT A-1
                                                                     -----------
                             FAX INTERNATIONAL, INC.

                         General Instrument of Adherence
                         -------------------------------

The undersigned _________________________ hereby agrees to become a Stockholder party to that certain Stockholders Agreement dated as of April 10, 1995, by and among FAX INTERNATIONAL, INC., a Delaware corporation (the "Company") and the
                                                            -------
Stockholder parties thereto. This General Instrument of Adherence shall take effect and shall become a part of that Stockholders Agreement immediately upon execution by the undersigned and delivery to the Company.

         Executed as an instrument under seal as of the date set forth below:


                                    Signature:
                                               --------------------------------
                                    Print Name:
                                               --------------------------------
                                    Address:
                                               --------------------------------

                                               --------------------------------

                                               --------------------------------
                                    Date:
                                               --------------------------------
Accepted:
--------

FAX INTERNATIONAL, INC.

By:
    --------------------------------
Title

Date:
     -------------------------------

                                                                     EXHIBIT A-1
                                                                     -----------
                             FAX INTERNATIONAL, INC.

                         General Instrument of Adherence
                         -------------------------------

The undersigned _________________________ hereby agrees to become a Stockholder party to that certain Stockholders Agreement dated as of April 10, 1995, by and among FAX INTERNATIONAL, INC., a Delaware corporation (the "Company") and the
                                                            -------
Stockholder parties thereto. This General Instrument of Adherence shall take effect and shall become a part of that Stockholders Agreement immediately upon execution by the undersigned and delivery to the Company.

         Executed as an instrument under seal as of the date set forth below:


                                    Signature:
                                               --------------------------------
                                    Print Name:
                                               --------------------------------
                                    Address:
                                               --------------------------------

                                               --------------------------------

                                               --------------------------------
                                    Date:
                                               --------------------------------
Accepted:
--------

FAX INTERNATIONAL, INC.

By:
    --------------------------------
Title

Date:
     -------------------------------

                                                                     EXHIBIT A-2
                                                                     -----------

                             FAX INTERNATIONAL, INC.


                         Special Instrument of Adherence
                         -------------------------------
         The undersigned Antaeus Enterprises, Inc. hereby agrees to become a
                         -------------------------
Stockholder party to all parts of that certain Stockholders Agreement dated as of April 10, 1995 except for Section 4 thereof, by and among FAX INTERNATIONAL,
                  ----------
INC., a Delaware corporation (the "Company"), and the Stockholder parties
                                   -------
thereto. This Special Instrument of Adherence shall take effect and shall become a part of that Stockholders Agreement immediately upon execution by the undersigned and delivery to the Company.

         Executed as an instrument under seal as of the date set forth below:


                           Signature:
                                          ---------------------------------
                           Print Name:    John B. Beinecke, Vice President
                                          ---------------------------------
                           Address:       420 Lexington Avenue, Suite 3020
                                          ---------------------------------
                                          New York, NY  10170
                                          ---------------------------------

                                          ---------------------------------
                           Date:          4/12/95
                                          ---------------------------------


Accepted:
--------

FAX INTERNATIONAL, INC.


By:
   -------------------------
Title

Date:
     -----------------------

                                                                     EXHIBIT A-2
                                                                     -----------

                             FAX INTERNATIONAL, INC.


                         Special Instrument of Adherence
                         -------------------------------

     The undersigned____________________ hereby agrees to become a Stockholder party to all parts of that certain Stockholders Agreement dated as of April 10, 1995 except for Section 4 thereof, by and among FAX INTERNATIONAL., INC., a
     ----------
Delaware corporation (the "Company"), and the Stockholder parties thereto. This
                           -------
Special Instrument of Adherence shall take effect and shall become a part of that Stockholders Agreement immediately upon execution by the undersigned and delivery to the Company.

         Executed as an instrument under seal as of the date set forth below:





                           Signature:
                                          ---------------------------------
                           Print Name:    John B. Beinecke, Vice President
                                          ---------------------------------
                           Address:       420 Lexington Avenue, Suite 3020
                                          ---------------------------------
                                          New York, NY  10170
                                          ---------------------------------

                                          ---------------------------------
                           Date:          4/12/95
                                          ---------------------------------


Accepted:
--------

FAX INTERNATIONAL, INC.


By:
   -------------------------
Title

Date:
     -----------------------

                                   EXHIBIT A-2
                                   -----------

                             FAX INTERNATIONAL, INC.

                         Special Instrument of Adherence
                         -------------------------------


         The undersigned 1950 Associates hereby agrees to become a Stockholder
                         ---------------
party to all parts of that certain Stockholders Agreement dated as of April 10, 1995 except for Section 4 thereof, by and among FAX INTERNATIONAL, INC., a
     ----------
Delaware corporation (the "Company"), and the Stockholder parties thereto. This
                           -------
Special Instrument of Adherence shall take effect and shall become a part of that Stockholders Agreement immediately upon execution by the undersigned and delivery to the Company.

         Executed as an instrument under seal as of the date set forth below:



                            Signature:
                                            ---------------------------------
                            Print Name:     William S. Beinecke, Trustee
                                            ---------------------------------
                            Address:        420 Lexington Avenue, Suite 3020
                                            ---------------------------------
                                            New York, New York  10170
                                            ---------------------------------

                                            ---------------------------------
                            Date:           4/12/95
                                            ---------------------------------



Accepted:
--------

FAX INTERNATIONAL, INC.


By:
   -------------------------
Title

Date:
     -----------------------

                                                                       EXHIBIT B
                                                                       ---------
                     ADJUSTMENTS TO REFLECT ST GLOBAL VALUE
                     --------------------------------------

         None as of April 10, 1995.

                                                                       EXHIBIT C
                                                                       ---------
                             SELLER REPRESENTATIONS
                             ----------------------

      1. The shares of Stock sold by the seller hereunder have been duly authorized to be issued by the Company and are validly issued, fully paid and nonassessable Stock of the Company with no personal liability attaching to the ownership thereof. The seller has and the purchaser will receive good and valid title to such Stock, free and clear of all liens, mortgages, charges, claims, encumbrances, options, co-sale, preemptive or other rights, or other imperfections of title whatsoever.

      2. The execution and delivery by the seller of this agreement, the performance by the seller of his or its obligations hereunder, and the sale of the seller's Stock (and Options) have been duly authorized by all requisite corporate or other action, are the valid and binding agreements and transactions of the seller, and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation of the Company, as amended and in effect, or the By-laws of the Company, as amended and in effect, or any provision of any indenture, agreement or other instrument to which the seller or any of his or its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument.

      3. Each Option sold by the seller hereunder was duly authorized to be granted by the Company. Each Option may be exercised by the Purchaser without restrictions immediately following sale hereunder. Common Stock issuable upon exercise of such Option has been duly reserved for issuance. Upon the exercise thereof and the payment of the exercise price set forth therein, the Common Stock issued pursuant to such exercise will be validly issued, fully paid and nonassessable Stock of the Company with no personal liability attaching to the ownership thereof. The seller has and the purchaser will receive good and valid title to each such Option, free and clear of all liens, mortgages, charges, claims, encumbrances, options, co-sale, preemptive or other rights, or other imperfections of title whatsoever.

      4. Any other representations and warranties that the purchaser may reasonably request from seller relating to the seller, his or its Stock and Options, and his or its ability to sell his or its Stock.